UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-0547

DWS Technology Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Technology Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.11%, 2.25%, 2.08% and 0.72% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for all classes reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Technology Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-18.34%	-.58%	6.34%	7.79%	2.20%
Class B	-18.74%	-1.70%	5.17%	6.60%	1.12%
Class C	-18.67%	-1.55%	5.39%	6.78%	1.29%
S&P 500® Index+	-9.64%	-4.68%	8.23%	10.62%	3.89%
S&P® Goldman Sachs Technology Index++	-14.80%	1.68%	11.08%	11.38%	2.45%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/08
DWS Technology Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-18.25%‡	-.16%	6.85%	8.52%	7.76%
S&P 500 Index+	-9.64%	-4.68%	8.23%	10.62%	9.57%
S&P Goldman Sachs Technology Index++	-14.80%	1.68%	11.08%	11.38%	11.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/08	$ 11.93	$ 9.84	$ 10.15	$ 12.36
10/31/07	$ 14.61	$ 12.11	$ 12.48	$ 15.12
Class A Lipper Rankings — Science & Technology Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	131	of	264	50
3-Year	204	of	241	85
5-Year	183	of	219	84
10-Year	37	of	59	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,370	$11,335	$13,712	$11,713
	Average annual total return	-6.30%	4.26%	6.52%	1.59%
Class B	Growth of $10,000	$9,535	$11,431	$13,662	$11,182
	Average annual total return	-4.65%	4.56%	6.44%	1.12%
Class C	Growth of $10,000	$9,845	$11,707	$13,885	$11,363
	Average annual total return	-1.55%	5.39%	6.78%	1.29%
S&P 500 Index+	Growth of $10,000	$9,532	$12,678	$16,566	$14,651
	Average annual total return	-4.68%	8.23%	10.62%	3.89%
S&P Goldman Sachs Technology Index++	Growth of $10,000	$10,168	$13,704	$17,145	$12,744
	Average annual total return	1.68%	11.08%	11.38%	2.45%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Technology Fund — Institutional Class [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Technology Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$998,400	$1,219,900	$1,504,900	$1,530,900
	Average annual total return	-.16%	6.85%	8.52%	7.76%
S&P 500 Index+	Growth of $1,000,000	$953,200	$1,267,800	$1,656,600	$1,678,400
	Average annual total return	-4.68%	8.23%	10.62%	9.57%
S&P Goldman Sachs Technology Index++	Growth of $1,000,000	$1,016,800	$1,370,400	$1,714,500	$1,892,700
	Average annual total return	1.68%	11.08%	11.38%	11.92%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.12% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Technology Fund	6-Month‡	1-Year	3-Year	Life of Class**
Class S	-18.33%	-.58%	6.37%	2.22%
S&P 500 Index+	-9.64%	-4.68%	8.23%	6.07%
S&P Goldman Sachs Technology Index++	-14.80%	1.68%	11.08%	5.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value
Class S
Net Asset Value: 4/30/08	$ 11.94
10/31/07	$ 14.62
Class S Lipper Rankings — Science & Technology Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	131	of	264	50
3-Year	202	of	241	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Technology Fund — Class S [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Comparative Results as of 4/30/08
DWS Technology Fund		1-Year	3-Year	Life of Class**
Class S	Growth of $10,000	$9,942	$12,036	$10,766
	Average annual total return	-.58%	6.37%	2.22%
S&P 500 Index+	Growth of $10,000	$9,532	$12,678	$12,170
	Average annual total return	-4.68%	8.23%	6.07%
S&P Goldman Sachs Technology Index++	Growth of $10,000	$10,168	$13,704	$11,872
	Average annual total return	1.68%	11.08%	5.29%

The growth of $10,000 is cumulative.

** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 816.60	$ 812.60	$ 813.30	$ 816.70	$ 817.50
Expenses Paid per $1,000*	$ 5.33	$ 9.78	$ 9.33	$ 5.19	$ 3.52
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,019.00	$ 1,014.07	$ 1,014.57	$ 1,019.14	$ 1,020.98
Expenses Paid per $1,000*	$ 5.92	$ 10.87	$ 10.37	$ 5.77	$ 3.92
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.18%	2.17%	2.07%	1.15%	.78%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Technology Fund's performance and strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did technology stocks perform during the past six months?

A: Technology stocks performed poorly during the semiannual period, returning -14.80% (as measured by the fund's benchmark, the S&P Goldman Sachs Technology Index) and underperforming the -9.64% return of the Standard & Poor's 500® (S&P 500) Index.1,2 This is consistent with the fact that the tech sector tends to be "higher beta" — or in other words, more volatile — than the market as a whole.

1 The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The primary issue weighing on technology stocks was the same as that affecting the rest of the US stock market: the housing and credit crisis. The leading concern for tech investors was that slower economic growth would lead to reduced spending by both consumers and businesses. Accordingly, the bulk of the sector's underperformance occurred in January, when it first became evident that the problems in the financial sector had begun to spread to the economy as a whole. Tech stocks touched their low for the period in late January, then traded sideways for two months before recovering in April. The rebound was modest, however, and not enough to offset the downturn that had occurred previously.

Q: How did the fund perform relative to its benchmark and peers?

A: For the six months ended April 30, 2008, the total return of the fund's Class A shares was -18.34%. (The return is unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund underperformed the -14.80% return of the benchmark and the -16.55% average return of the funds in the Lipper Science & Technology Funds category.3

3 The Lipper Science & Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What elements of your broader positioning helped and hurt performance?

A: Relative performance was helped by being underweight in the information technology (IT) services, software and semiconductors sectors, but was hurt by being overweight in the Internet, communications equipment and hardware sectors.4 This is consistent with the fact that all six subsectors produced negative returns during the period.

A key negative for the fund was that it held a lower cash position than the average for the peer group. While the fund closed the period with a 6% weighting in cash, and at one point had a weighting as high as 9%, this was not enough given the poor performance of the tech sector. In addition, we made the decision in October to become more defensive by increasing the fund's weighting in attractively valued mega cap stocks. This move backfired, however, as the weak market environment prompted large-money managers — who tend to be concentrated in these megacap companies — to reduce their weightings in technology. This pressured the performance of the megacap segment, and this in turn weighed on the performance of the fund.

Q: What elements of your stock selection helped performance?

A: We added the most value in the IT services group. Our approach to this subsector is to hold a smaller number of positions to focus on our highest-conviction holdings. The top performer was Visa, Inc., which we purchased at its initial public offering price of $55 per share on March 19. The stock subsequently surged, rising to $83.45 by April 30. Global Payments, Inc., a transaction processing company that reported strong earnings results during the period, was also a strong performer within IT services.

Software proved to be another positive area for the fund. The largest contribution came from holding an underweight in Microsoft Corp., whose shares were pressured by its decision to make a bid for Yahoo!, Inc. The fund's position in Activision, Inc., meanwhile, was boosted by the robust sales for video game software. We purchased the stock on the belief that 1) the gaming software business tends to be recession-resistant, and 2) that the strong sales of video game consoles would lead to rising software sales as it has in the past. We were correct on both counts, and the stock rose from $23.65 to $27.05 despite weakness in the broader tech sector. Salesforce.com, Inc. also performed well for the fund behind the growing use of its software by large enterprises. Unfortunately, these winners were partially offset by positions in two underperforming stocks: Citrix Systems, Inc., which the fund still holds based on our belief that their technologies, including the recent Xensorce acquisition, will be instrumental in next generation datacenters; and Vmware, Inc., which we have since sold.

The fund's performance was also positively impacted by its holdings in the semiconductor sector, where the top contributors were MKS Instruments, Inc. and Microchip Technology, Inc. MKS Instruments is a small-cap semiconductor equipment stock that provides subsystems to larger companies such as Applied Materials. Microchip is a mid-cap company with a very solid track record and broad exposure to diverse end markets — making it a defensive investment in the current economic climate. Another top performer in the semiconductor sector was First Solar, Inc.*, which makes thin film solar cells. Thin film cells differ from the mainstream technology in that they offer a lower cost per watt, making them a more attractive option for buyers. In addition, the cells do not use polysilicon as an input, meaning that they are not subject to the supply shortage and rising costs for this material. The semiconductor sector was also home to one of the fund's largest detractors — SiRF Technology Holdings, Inc. The fund held SiRF on what we saw as strong growth prospects for a nascent technology where the company held a strong patent portfolio, but the stock nonetheless lost substantial ground. It has been sold from the portfolio.

* As of April 30, 2008 the position was sold.

Q: In what areas did stock selection hurt performance?

A: In the Internet sector, the fund benefited from a position in Akamai Technologies, Inc., which exceeded analysts' earnings estimates for both its January and April quarters. However, this was more than offset by owning DealerTrack Holdings Inc., a provider of technology solutions to the automotive industry. We purchased the stock on the basis of valuation in December, but it subsequently lost ground due to the continued weakness in US auto sales. We have since sold it from the fund.

Communications equipment was also a difficult area for the fund, but it still should be noted that we added significant value in this sector through our decision not to own Motorola. Its shares fell 46% during the past half-year, making it one of the worst-performing large-cap technology stocks. Similarly, an underweight in Cisco Systems, Inc. added value when the company offered a muted outlook for the remainder of 2008. These positives were outweighed by underweights in two outperforming stocks — Research in Motion Ltd. and Corning — as well as an overweight in Foundry Networks, Inc., a network equipment company that has similar market exposure to Cisco.

The hardware sector was another area in which our stock picks lagged. In this case, the underperformance was largely due to the fact that the fund did not hold International Business Machines Corp. This decision was based on the belief that much of the company's earnings growth is the result of financial engineering rather than top-line revenue gains. Nevertheless, the stock performed well due to the perception that it is more defensive and thus an attractive option at a time of broader market turmoil. The fund was also hurt by the fact that it held no position in Apple Computer during its rally in the latter half of the period. While this cost performance in the short term, we continue to believe the fund will be better served in the long term by our decision not to chase the returns of volatile stocks, such as Apple, when their valuations are unattractive.

Q: What is your broad view on the sector, and how is this reflected in the fund's positioning?

A: While there was a great deal of discussion during April regarding whether or not the market had made a "bottom" and was set to move higher, significant uncertainty regarding the economic outlook remains in place. Additionally, we now are approaching the summer months, a time that is traditionally difficult for technology stocks given that tech spending usually experiences a seasonal slowdown in this time period. However, we welcome volatility as an opportunity to purchase discounted shares in our favored companies.

With this as the backdrop, we are striving to invest in companies that are more insulated from broader economic trends by virtue of their strong organic growth and/or geographic diversification. A prime example is the transaction processing companies such as Visa and Global Payments, which are benefiting from strong secular growth trends. The fund also holds an overweight in the Internet sector, which is more resilient to economic factors, and is underweight in the hardware sector, the area of technology most vulnerable to economic growth.

We are disappointed that the fund underperformed during the past six months. While our efforts to improve the fund's performance had begun to bear fruit in the 12 months that preceded this period, the macroeconomic headwinds and associated panic in the financial markets caused the fund to give back some ground, particularly in the November through January interval. However, we believe our approach — which is characterized by intensive fundamental research and the flexibility to invest across the full range of market caps and geographies to find growth or avoid risk — can hold the fund in good stead over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/08	10/31/07

Common Stocks	94%	99%
Cash Equivalents	5%	—
Other Investments	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/08	10/31/07

Information Technology: Semiconductors & Semiconductor Equipment	22%	14%
Communications Equipment	20%	16%
Computers & Peripherals	17%	26%
Software	16%	20%
Internet Software & Services	13%	13%
IT Services	7%	5%
Electronic Equipment & Instruments	1%	3%
Consumer Discretionary Media	1%	1%
Telecommunications Services Wireless Telecommunication Services	—	1%
Financials Real Estate Investment Trusts	1%	1%
Industrials: Electrical Equipment	1%	—
Commercial Services & Supplies	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2008 (37.9% of Net Assets)
1. Intel Corp. Designer, manufacturer and seller of computer components and related products	5.9%
2. Google, Inc. Provides a Web-based search engine for the Internet	5.0%
3. Apple, Inc. Manufacturer of personal computers and personal computing and communication solutions	4.5%
4. Juniper Networks, Inc. Provider of Internet infrastructure solutions for Internet service provider	3.7%
5. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	3.6%
6. Yahoo!, Inc. Provider of on-line services	3.4%
7. Cisco Systems, Inc. Developer of computer network products	3.4%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.2%
9. Microsoft Corp. Developer of computer software	2.8%
10. Microchip Technology, Inc. Manufacturer of high performance, field programmable micro controllers and specialty memory products	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 93.1%
Consumer Discretionary 0.9%
Media
Grupo Televisa SA (ADR)	292,100	7,209,028
Financials 0.5%
Real Estate Investment Trust
DuPont Fabros Technology, Inc. (REIT)	252,000	4,536,000
Health Care 0.0%
Life Sciences Tools & Services
Illumina, Inc.*	2,527	196,828
Industrials 2.1%
Commercial Services & Supplies 1.0%
Manpower, Inc.	122,400	8,216,713
Electrical Equipment 1.1%
First Solar, Inc.*	18,800	5,489,412
Yingli Green Energy Holding Co., Ltd. (ADR)* (a)	176,600	3,890,498
		9,379,910
Information Technology 89.6%
Communications Equipment 19.0%
Ciena Corp.* (a)	257,900	8,719,599
Cisco Systems, Inc.*	1,112,689	28,529,346
Foundry Networks, Inc.*	1,059,900	13,492,527
Juniper Networks, Inc.*	1,141,000	31,514,420
NICE Systems Ltd. (ADR)*	270,600	8,615,904
Nokia Oyj (ADR)	450,100	13,534,507
Polycom, Inc.*	814,600	18,247,040
QUALCOMM, Inc.	326,754	14,112,505
Research In Motion Ltd.*	128,800	15,665,944
Riverbed Technology, Inc.*	111,600	1,525,572
Sonus Networks, Inc.* (a)	1,699,600	6,815,396
		160,772,760
Computers & Peripherals 16.4%
Apple, Inc.*	220,000	38,269,000
Asustek Computer, Inc.	1,716,496	5,537,559
Brocade Communications Systems, Inc.*	521,277	3,732,343
Dell, Inc.*	427,000	7,955,010
EMC Corp.*	504,900	7,775,460
Hewlett-Packard Co.	654,900	30,354,615
International Business Machines Corp.	225,100	27,169,570
MediaTek, Inc.	375,500	4,854,139
Seagate Technology	290,300	5,477,961
Sun Microsystems, Inc.*	521,925	8,173,346
		139,299,003
Electronic Equipment & Instruments 1.0%
Brightpoint, Inc.* (a)	382,100	3,500,036
Hon Hai Precision Industry Co., Ltd.	888,360	5,122,140
		8,622,176
Internet Software & Services 12.4%
Akamai Technologies, Inc.* (a)	562,700	20,127,779
eBay, Inc.*	191,100	5,979,519
Google, Inc. "A"*	73,600	42,267,744
SINA Corp.*	161,300	7,452,060
Yahoo!, Inc.*	1,052,700	28,854,507
		104,681,609
IT Services 6.3%
Cognizant Technology Solutions Corp. "A"*	354,200	11,422,950
Fiserv, Inc.*	193,900	9,801,645
Global Payments, Inc.	447,500	19,806,350
Visa, Inc. "A"*	146,700	12,242,115
		53,273,060
Semiconductors & Semiconductor Equipment 19.5%
Advanced Semiconductor Engineering, Inc.	6,885,297	7,044,352
Applied Materials, Inc.	198,300	3,700,278
ASML Holding NV (NY Registered Shares)*	214,300	6,077,548
Atheros Communications* (a)	286,800	7,634,616
Broadcom Corp. "A"*	250,500	6,502,980
Cymer, Inc.* (a)	118,400	3,077,216
FormFactor, Inc.* (a)	150,000	2,890,500
Intel Corp.	2,251,200	50,111,712
KLA-Tencor Corp. (a)	147,200	6,429,696
MEMC Electronic Materials, Inc.*	60,200	3,790,794
Microchip Technology, Inc. (a)	558,300	20,517,525
Microsemi Corp.* (a)	197,300	4,833,850
MKS Instruments, Inc.*	178,000	4,067,300
National Semiconductor Corp.	448,700	9,148,993
NVIDIA Corp.*	404,785	8,318,332
PMC-Sierra, Inc.* (a)	683,774	5,312,924
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	396,168	4,452,928
Texas Instruments, Inc.	207,200	6,041,952
Varian Semiconductor Equipment Associates, Inc.*	138,400	5,069,592
		165,023,088
Software 15.0%
Activision, Inc.*	322,200	8,715,510
Adobe Systems, Inc.*	247,215	9,218,647
Citrix Systems, Inc.*	431,200	14,121,800
Electronic Arts, Inc.*	211,100	10,865,317
McAfee, Inc.*	263,700	8,768,025
Microsoft Corp.	817,800	23,323,656
Nintendo Co., Ltd.	8,600	4,766,118
Oracle Corp.*	857,900	17,887,215
Salesforce.com, Inc.* (a)	138,100	9,215,413
Symantec Corp.*	762,400	13,128,528
THQ, Inc.* (a)	196,600	4,183,648
VanceInfo Technologies, Inc. (ADR)*	342,600	2,932,656
		127,126,533
Total Common Stocks (Cost $660,424,664)		788,336,708

Warrants 0.0%
Axsun, Expiration Date 9/30/2011*(Cost $0)	425,937	0

Preferred Stocks 0.1%
Information Technology
Electronic Equipment & Instruments
Axsun "C"* (b)	642,674	433,876
Axsun "D"* (b)	130,698	71,613
Total Preferred Stocks (Cost $7,571,619)		505,489

Other Investments 1.0%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	3,909,500
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	318,200
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	2,682,000
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	398,200
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	582,900
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b)	—	64,400
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	26,000
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	465,900
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	9,196
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	221,130
Sevin Rosen Fund V (2.8% limited partnership interest)* (b)	—	140,700
Total Other Investments (Cost $21,883,749)		8,818,126

Securities Lending Collateral 9.0%
Daily Assets Fund Institutional, 2.88% (c) (d) (Cost $76,088,196)	76,088,196	76,088,196

Cash Equivalents 5.2%
Cash Management QP Trust, 2.54% (c) (Cost $44,291,310)	44,291,310	44,291,310
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $810,259,538)+	108.4	918,039,829
Other Assets and Liabilities, Net	(8.4)	(70,891,323)
Net Assets	100.0	847,148,506
* Non-income producing security
+ The cost for federal income tax purposes was $819,624,735. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $98,415,094. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $165,291,338 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $66,876,244.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $73,704,912 which is 8.7% of net assets.
(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,491,717	3,909,500	0.46
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	318,200	0.04
Alloy Ventures 2000 LP**	April 2000 to August 2007	4,869,304	2,682,000	0.32
Asset Management Association 1996 LP**	June 1996 to July 2000	1,321,056	398,200	0.05
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	582,900	0.07
Axsun "C"	December 2000	7,500,006	433,876	0.05
Axsun "D"	October 2006	71,614	71,613	0.01
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	64,400	0.01
GeoCapital III LP**	December 1993 to December 1996	733,063	26,000	—
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	465,900	0.05
Med Venture Associates II LP**	May 1996 to January 2002	939,974	9,196	—
Med Venture Associates III LP**	September 1998 to May 2006	1,182,929	221,130	0.03
Sevin Rosen Fund V**	April 1996 to June 2001	2,264,215	140,700	0.02
Total Restricted Securities		29,846,694	9,323,615	1.11
** These securities represent venture capital funds.
(c) Affiliated fund managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $689,880,032) — including $73,704,912 of securities loaned	$ 797,660,323
Investment in Daily Assets Fund Institutional (cost $76,088,196)*	76,088,196
Investment in Cash Management QP Trust (cost $44,291,310)	44,291,310
Total investments, at value (cost $810,259,538)	918,039,829
Cash	93
Foreign currency, at value (cost $7,783,116)	7,771,915
Dividends receivable	213,287
Interest receivable	164,388
Receivable for Fund shares sold	154,198
Other assets	60,081
Total assets	926,403,791
Liabilities
Payable upon return of securities loaned	76,088,196
Payable for Fund shares redeemed	1,234,800
Accrued management fee	374,481
Other accrued expenses and payables	1,557,808
Total liabilities	79,255,285
Net assets, at value	$ 847,148,506
Net Assets Consist of
Accumulated net investment loss	(2,932,603)
Net unrealized appreciation (depreciation) on: Investments	107,780,291
Foreign currency	(15,247)
Accumulated net realized gain (loss)	(1,257,263,716)
Paid-in capital	1,999,579,781
Net assets, at value	$ 847,148,506
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($684,980,979 ÷ 57,405,414 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.93
Maximum offering price per share (100 ÷ 94.25 of $11.93)	$ 12.66

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($26,430,800 ÷ 2,684,825 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.84

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($30,913,542 ÷ 3,046,356 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.15
Class S Net Asset Value, offering and redemption price(a) per share ($96,461,863 ÷ 8,077,003 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.94
Institutional Class Net Asset Value, offering and redemption price(a) per share ($8,361,322 ÷ 676,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.36
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,760)	$ 2,100,379
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	368,984
Interest	10,674
Interest — Cash Management QP Trust	415,843
Total Income	2,895,880
Expenses: Management fee	2,474,718
Services to shareholders	1,293,637
Distribution and service fees	1,117,355
Custodian fee	55,111
Professional fees	56,894
Trustees' fees and expenses	65,408
Reports to shareholders and shareholder meeting	705,855
Registration fees	32,315
Other	32,581
Total expenses before expense reductions	5,833,874
Expense reductions	(63,062)
Total expenses after expense reductions	5,770,812
Net investment income (loss)	(2,874,932)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(23,885,711)
Foreign currency	7,470
Written options	896,457
(22,981,784)
Change in net unrealized appreciation (depreciation) on: Investments	(177,374,589)
Foreign currency	(58,736)
(177,433,325)
Net gain (loss)	(200,415,109)
Net increase (decrease) in net assets resulting from operations	$ (203,290,041)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ (2,874,932)	$ (4,625,444)
Net realized gain (loss)	(22,981,784)	94,942,146
Change in net unrealized appreciation (depreciation)	(177,433,325)	166,642,414
Net increase (decrease) in net assets resulting from operations	(203,290,041)	256,959,116
Fund share transactions: Proceeds from shares sold	30,582,922	77,435,531
Cost of shares redeemed	(92,596,886)	(315,376,686)
Redemption fees	12,955	7,027
Net increase (decrease) in net assets from Fund share transactions	(62,001,009)	(237,934,128)
Increase (decrease) in net assets	(265,291,050)	19,024,988
Net assets at beginning of period	1,112,439,556	1,093,414,568
Net assets at end of period (including accumulated net investment loss of $2,932,603 and $57,671, respectively)	$ 847,148,506	$ 1,112,439,556

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.61	$ 11.42	$ 10.97	$ 10.37	$ 10.71	$ 7.38
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.05)	(.05)[e]	.02	(.08)	(.07)
Net realized and unrealized gain (loss)	(2.64)	3.24	.50	.58	(.26)	3.40
Total from investment operations	(2.68)	3.19	.45	.60	(.34)	3.33
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.93	$ 14.61	$ 11.42	$ 10.97	$ 10.37	$ 10.71
Total Return (%)[c]	(18.34)d**	27.93[d]	4.10[d,e]	5.79[d]	(3.08)	45.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	685	893	854	945	1,083	1,231
Ratio of expenses before expense reductions (%)	1.19*	1.11	1.15	1.18	1.15	1.17
Ratio of expenses after expense reductions (%)	1.18*	1.07	1.07	1.11	1.15	1.17
Ratio of net investment income (loss) (%)	(.53)*	(.36)	(.40)[e]	.24	(.71)	(.82)
Portfolio turnover rate (%)	48**	79	58	114	97	51
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.11	$ 9.57	$ 9.31	$ 8.89	$ 9.28	$ 6.46
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.14)	(.14)[e]	(.06)	(.16)	(.14)
Net realized and unrealized gain (loss)	(2.20)	2.68	.40	.48	(.23)	2.96
Total from investment operations	(2.27)	2.54	.26	.42	(.39)	2.82
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.84	$ 12.11	$ 9.57	$ 9.31	$ 8.89	$ 9.28
Total Return (%)[c]	(18.74)d**	26.54[d]	2.79[d,e]	4.72[d]	(4.09)	43.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	44	69	140	213	306
Ratio of expenses before expense reductions (%)	2.21*	2.25	2.37	2.24	2.20	2.24
Ratio of expenses after expense reductions (%)	2.17*	2.21	2.21	2.17	2.20	2.24
Ratio of net investment income (loss) (%)	(1.52)*	(1.50)	(1.54)[e]	(.82)	(1.76)	(1.89)
Portfolio turnover rate (%)	48**	79	58	114	97	51
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.48	$ 9.85	$ 9.55	$ 9.11	$ 9.49	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.13)	(.12)[e]	(.05)	(.15)	(.14)
Net realized and unrealized gain (loss)	(2.26)	2.76	.42	.49	(.23)	3.03
Total from investment operations	(2.33)	2.63	.30	.44	(.38)	2.89
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.15	$ 12.48	$ 9.85	$ 9.55	$ 9.11	$ 9.49
Total Return (%)[c]	(18.67)d**	26.70[d]	3.14[d,e]	4.83[d]	(4.00)	43.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	42	42	53	70	90
Ratio of expenses before expense reductions (%)	2.08*	2.08	1.98	2.08	2.10	2.19
Ratio of expenses after expense reductions (%)	2.07*	2.04	1.91	2.01	2.10	2.19
Ratio of net investment income (loss) (%)	(1.42)*	(1.33)	(1.24)[e]	(.66)	(1.66)	(1.84)
Portfolio turnover rate (%)	48**	79	58	114	97	51
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.62	$ 11.42	$ 10.98	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.04)	(.05)[e]	(.06)
Net realized and unrealized gain (loss)	(2.65)	3.24	.49	(.05)
Total from investment operations	(2.68)	3.20	.44	(.11)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.94	$ 14.62	$ 11.42	$ 10.98
Total Return (%)[d]	(18.33)**	28.02	4.01[e]	(.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	124	125	142
Ratio of expenses before expense reductions (%)	1.17*	1.12	1.25	1.36*
Ratio of expenses after expense reductions (%)	1.15*	1.05	1.06	1.05*
Ratio of net investment income (loss) (%)	(.50)*	(.34)	(.39)[e]	(.69)*
Portfolio turnover rate (%)	48**	79	58	114
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d]Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 15.12	$ 11.76	$ 11.25	$ 10.58	$ 10.80	$ 7.38
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.01	.00d***	.07	(.03)	(.04)
Net realized and unrealized gain (loss)	(2.75)	3.35	.51	.60	(.19)	3.46
Total from investment operations	(2.76)	3.36	.51	.67	(.22)	3.42
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 12.36	$ 15.12	$ 11.76	$ 11.25	$ 10.58	$ 10.80
Total Return (%)	(18.25)c**	28.57[c]	4.53[c,d]	6.33[c]	(1.94)[c]	46.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	3	1	1	1
Ratio of expenses before expense reductions (%)	.81*	.72	.78	.86	.86	.80
Ratio of expenses after expense reductions (%)	.78*	.63	.63	.62	.76	.80
Ratio of net investment income (loss) (%)	(.13)*	.08	.04[d]	.73	(.31)	(.45)
Portfolio turnover rate (%)	48**	79	58	114	97	51
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $1,223,067,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($127,244,000), October 31, 2010 ($746,991,000), October 31, 2011 ($340,444,000) and October 31, 2012 ($8,388,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term instruments) aggregated $424,994,830 and $532,531,676, respectively.

For the six months ended April 30, 2008, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	8,178	896,457
Options expired	(8,178)	(896,457)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

For the period from November 1, 2006 through December 31, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.11%
Class B	2.22%
Class C	2.15%
Class S	1.06%
Institutional Class	.63%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 766,325	$ —	$ 325,377
Class B	76,171	5,626	70,545
Class C	54,304	—	50,633
Class S	209,778	8,769	108,121
Institutional Class	3,007	1,137	—
	$ 1,109,585	$ 15,532	$ 554,676

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 117,456	$ 16,592
Class C	124,836	19,102
	$ 242,292	$ 35,694

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 795,418	$ 242,292.22%
Class B	38,352	10,372.24%
Class C	41,293	11,746.25%
	$ 875,063	$ 264,410

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008 aggregated $9,487.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $44,602 and $1,493, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $136 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $11,548, of which $4,580 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $40,625 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Fee Reductions

For the six months ended April 30, 2008, the Advisor agreed to reimburse the Fund $2,105, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2008, the Fund's custodian fee was reduced by $426 and $4,374, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,728,447	$ 21,023,683	4,549,697	$ 55,954,217
Class B	153,821	1,545,212	304,842	3,140,702
Class C	151,497	1,571,338	482,295	5,159,565
Class S	406,137	4,948,053	744,272	9,319,073
Institutional Class	113,008	1,494,636	319,388	3,861,974
		$ 30,582,922		$ 77,435,531
Shares redeemed
Class A	(5,444,711)	$ (66,242,224)	(18,220,050)	$ (222,463,076)
Class B	(1,066,185)	(10,653,636)	(3,933,245)	(39,803,532)
Class C	(502,978)	(5,143,102)	(1,350,542)	(14,181,932)
Class S	(832,822)	(10,102,459)	(3,184,645)	(38,815,321)
Institutional Class	(37,127)	(455,465)	(9,186)	(112,825)
		$ (92,596,886)		$ (315,376,686)
Redemption fees		$ 12,955		$ 7,027
Net increase (decrease)
Class A	(3,716,264)	$ (45,212,002)	(13,670,353)	$ (166,504,815)
Class B	(912,364)	(9,108,165)	(3,628,403)	(36,661,693)
Class C	(351,481)	(3,571,758)	(868,247)	(9,022,258)
Class S	(426,685)	(5,149,173)	(2,440,373)	(29,494,512)
Institutional Class	75,881	1,040,089	310,202	3,749,150
		$ (62,001,009)		$ (237,934,128)

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Technology Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees of the Fund.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	41,901,450.2768	2,089,170.2247
Henry P. Becton, Jr.	41,827,729.2226	2,162,891.2789
Dawn-Marie Driscoll	41,814,300.2099	2,176,320.2916
Keith R. Fox	41,810,264.8586	2,180,355.6429
Paul K. Freeman	41,884,062.7974	2,106,557.7041
Kenneth C. Froewiss	41,888,714.3647	2,101,906.1368
Richard J. Herring	41,907,961.1592	2,082,659.3423
William McClayton	41,889,922.5328	2,100,697.9687
Rebecca W. Rimel	41,876,096.8862	2,114,523.6153
William N. Searcy, Jr.	41,860,263.1779	2,130,357.3236
Jean Gleason Stromberg	41,846,460.8428	2,144,159.6587
Robert H. Wadsworth	41,905,165.2445	2,085,455.2570
Axel Schwarzer	41,874,884.3237	2,115,736.1778

2. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
30,689,900.9816	2,292,045.8275	2,138,582.6923

3. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
30,698,929.9463	2,286,858.5252	2,134,741.0299

4. Approval of the Revision of the Fundamental Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
30,305,685.4358	2,402,862.4943	2,411,981.5712

Investment Management Agreement Approval

On November 14, 2007, the Board, including all the Independent Trustees, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Trustees met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

• The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

• The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

• The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

• The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The Board also considered that it renewed the Current Investment Management Agreement (the "Current Management Agreement") for the Fund as part of its annual contract renewal process in September 2007. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Current Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent legal counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results for the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the Board. Throughout their consideration of the Current Management Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Current Management Agreement for the Fund. Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA; (2) the management fee rate, operating expenses and total expense ratios; (3) the pre-tax profits realized by DIMA in managing the Fund; (4) the benefits to the Fund from any economies of scale; and (5) the character and amount of other incidental benefits realized by DIMA and its affiliates. With respect to these factors, the Board reached the following conclusions in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory; (2) the management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA; (3) the pre-tax profits realized by DIMA were not unreasonable; (4) the management fee schedule reflects an appropriate level of sharing of any economies of scale; and (5) the management fees were reasonable in light of the fallout benefits to DIMA. The Board believes that the factors considered and the conclusions that were reached in connection with the renewal of the Current Management Agreement are relevant in approving the Amended Management Agreement.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCSX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 409	23338A 508
Fund Number	001	201	301	2313	511

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008